                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports contained in the following Level One Communications, Incorporated's filings:


REPORT DATE          FILING
March 13, 1998       Form 10-K; Year ended December 28, 1997
December 9, 1998     Form 8-K/A; Filed on December 16, 1998
February 2, 1999     Form 8-K/A; Filed on February 3, 1999

We also consent to all references to our Firm included in this registration statement.

By:  /s/  ARTHUR ANDERSEN LLP

Sacramento, California
February 3, 1999